UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 21, 2006
Wyndham Worldwide Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32876 (Commission File No.)	20-0052541 (I.R.S. Employer Identification Number)

Seven Sylvan Way Parsippany, NJ (Address of principal executive office)		07054 (Zip Code)
Registrant’s telephone number, including area code: (973) 753-6000
None
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
Wyndham Worldwide Corporation is updating its quarterly operating statistics (also known as quarterly drivers) as of September 30, 2006. The primary change is to replace selected operating statistics included in its filing as of September 30, 2006 in the Company’s press release issued on November 1, 2006 with different operating statistics for the same retrospective periods; specifically the Company will now present its Average Price Per Vacation Rental on a net rather than a gross basis. Accordingly, Average Net Price Per Vacation Rental is now presented net of rental fees paid to rental property owners.
The operating statistics, as of September 30, 2006, are furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished with this report:
Exhibit 99.1 – Wyndham Worldwide Corporation Operating Statistics, as of September 30, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

Date: December 21, 2006	By:	/s/ Virginia M. Wilson
Virginia M. Wilson
Chief Financial Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated December 21, 2006
EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Wyndham Worldwide Corporation Operating Statistics, as of September 30, 2006.